UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): April 2, 2019 (April 1, 2019)

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 H.H. Dow Way

Midland, MI 48674

(Address of principal executive offices)(Zip Code)

(989) 636-1000

(Registrant’s telephone numbers, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 1, 2019, in connection with DowDuPont Inc.’s (“DowDuPont”) previously announced intended separation into three independent, publicly traded companies—one for each of its agriculture, materials science and specialty products businesses (the “Intended Separations”)—DowDuPont entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Dow Inc. (“Dow”) and Corteva Inc., a wholly owned subsidiary of DowDuPont (“Corteva”), that sets forth, among other things, the principal transactions necessary to effect the separations of Dow and Corteva.

On April 1, 2019, in connection with the Intended Separations and pursuant to the Separation Agreement, The Dow Chemical Company (“TDCC”) and/or one of its subsidiaries completed a series of internal reorganization transactions resulting in:

•	the disposition of the legal entities previously owned by TDCC or one of its subsidiaries and associated with DowDuPont’s specialty products business to DowDuPont (the “Dow SpecCo Disposition”); and

•	the disposition of the legal entities previously owned by TDCC or one of its subsidiaries and associated with DowDuPont’s agriculture business to DowDuPont (the “Dow AgCo Disposition”).

A description of the internal reorganization and related transactions undertaken in connection with the Intended Separations can be found in the section entitled “Internal Reorganization” in the information statement (the “Information Statement”) filed as Exhibit 99.1 to Amendment No. 4 to the Registration Statement on Form 10, filed by Dow with the Securities and Exchange Commission on March 8, 2019 (File No. 001-38646).

Item 5.01.	Changes in Control of Registrant.

In connection with the Intended Separations, on April 1, 2019, DowDuPont contributed all of the outstanding equity interests of TDCC to Dow. As a result, TDCC is now a wholly owned subsidiary of Dow. In addition, as a result of the Separation, Dow became the “successor issuer” to TDCC pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information giving effect to the Dow SpecCo Disposition and Dow AgCo Disposition is attached hereto as Exhibit 99.2. Additionally, TDCC is also voluntarily furnishing as part of Exhibit 99.2 unaudited pro forma combined financial information that gives effect to the acquisition by TDCC of the legal entities associated with DowDuPont’s materials science business not previously owned by TDCC, including E. I. du Pont de Nemours and Company’s ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business) (the “ECP Acquisition”). TDCC is voluntarily furnishing this information to conform to the presentation of the unaudited pro forma combined financial information included in the Information Statement, which gives effect to both the Dow SpecCo Disposition and Dow AgCo Disposition as well as the ECP Acquisition.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Separation and Distribution Agreement, effective as of April 1, 2019, by and among DowDuPont Inc., Dow Inc., and Corteva Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Dow Inc. on April 2, 2019).

99.2	Unaudited pro forma combined financial information of The Dow Chemical Company (reflecting the Dow SpecCo Disposition and Dow AgCo Disposition, together with combined information giving effect to the ECP Acquisition).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2019	THE DOW CHEMICAL COMPANY

	By:	/s/ Ronald C. Edmonds
Name: Ronald C. Edmonds Title: Controller and Vice President of Controllers and Tax